UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

Commission File Number: 001-38465

DOCUSIGN, INC.

(Exact name of registrant as specified in its charter)

Delaware	91-2183967
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

221 Main St. Suite 800 San Francisco California	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 489-4940

(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	DOCU	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 1, 2026, Docusign, Inc. (the "Company") held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were present, in person or by proxy, holders of 169,169,645 shares of common stock, or approximately 87% of the total outstanding shares entitled to vote at the Annual Meeting, which constituted a quorum for the transaction of business. The holders present voted on the five proposals presented at the Annual Meeting as follows:

Proposal One - Election of Directors

The Company’s stockholders approved the election of three directors, each to serve for a three-year term expiring at the 2029 Annual Meeting of Stockholders and until such director’s successor is elected and qualified, by the following votes:

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
James Beer	99,165,135	38,858,327	224,134	30,922,049
Cain A. Hayes	100,373,130	37,649,089	225,377	30,922,049
Allan Thygesen	107,151,954	30,912,715	182,927	30,922,049

Proposal Two - Ratification of Selection of Independent Public Registered Accounting Firm

The Company’s stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered accounting firm for the fiscal year ending January 31, 2027, by the following votes:

Votes For	Votes Against	Abstentions
166,765,670	2,050,457	353,518

Proposal Three - Advisory Vote on Our Named Executive Officers' Compensation

On a non-binding advisory basis, the Company’s stockholders approved the compensation of the Company’s named executive officers for the fiscal year ended January 31, 2026, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
120,123,414	17,542,650	581,532	30,922,049

Proposal Four - Advisory Vote on the Frequency of Future Non-Binding Votes on Our Named Executive Officers’ Compensation

On a non-binding advisory basis, the Company’s stockholders approved a frequency of one year of future non-binding votes on the compensation of the Company’s named executive officers, based on the following voting results:

1 Year	2 Years	3 Years	Abstentions
135,796,834	40,638	2,242,697	167,427

Based on these results and consistent with the Company’s recommendation, the Board has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers once every year. This policy will remain in effect until the next stockholder vote on the frequency of advisory votes on the compensation of named executive officers, which is expected to be held at the Company’s 2032 Annual Meeting of Stockholders.

Proposal Five - Stockholder Proposal to Report on Risks of Non-Fiduciary Executive Compensation Metrics

The Company’s stockholders did not approve a stockholder proposal to report on the risks of non-fiduciary executive compensation metrics, based on the following voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
1,798,025	135,574,518	875,053	30,922,049

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 3, 2026

DOCUSIGN, INC.

By:	/s/ James P. Shaughnessy
James P. Shaughnessy
Chief Legal Officer